Exhibit 99.2

CONFIDENTIAL AND PROPRIETARY INFORMATION August 2021

CONFIDENTIAL AND PROPRIETARY INFORMATION Non-GAAP Financial Measures To supplement its consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company uses non-GAAP measures including those indicated below. These non-GAAP measures exclude significant expenses and income that are required by GAAP to be recorded in the Company’s consolidated financial statements and are subject to inherent limitations. By providing non-GAAP measures, together with a reconciliation to the most comparable GAAP measure, the Company believes that it is enhancing investors’ understanding of the Company’s business and results of operations. These measures are not intended to be considered in isolation of, as substitutes for, or superior to, financial measures prepared and presented in accordance with GAAP. The non-GAAP measures presented may be different from the measures used by other companies. The Company urges investors to review the reconciliation of its non-GAAP measures to the most directly comparable GAAP measure, included in the accompanying financial tables. Adjusted net income (loss) from continuing operations is net income (loss) from continuing operations, plus asset impairment, estimated lease termination and other closing costs, settlement agreements, net (loss) gain on disposal of equipment, stock-based compensation, severance, and the related tax impact. This number is divided by the weighted-average number of basic shares of common stock outstanding during each period presented to arrive at adjusted net income (loss) from continuing operations, per share. Adjusted EBITDA is net income (loss), including discontinued operations, plus asset impairment, estimated lease termination and other closing costs, settlement agreements, depreciation and amortization, interest expense, net, net (loss) gain on disposal of equipment, stock-based compensation, severance and provision (benefit) for income taxes. Forward-Looking Statements Statements in this press release that are not strictly historical, including but not limited to statements regarding the timing of the Company’s restaurant openings and the timing or success of refranchising plans, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve known and unknown risks, which may cause the Company’s actual results to differ materially from expected results. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectation will be attained. Factors that could cause actual results to differ materially from Famous Dave’s expectation include financial performance, restaurant industry conditions, execution of restaurant development and construction programs, franchisee performance, changes in local or national economic conditions, availability of financing, governmental approvals and other risks detailed from time to time in the Company’s SEC reports. SAFE HARBOR STATEMENT

CONFIDENTIAL AND PROPRIETARY INFORMATION NEW 2021 GUIDANCE Net Restaurant Rev $183-188 MM System-wide Sales $475-480 MM Cash1 2 $24.8 MM 2021 Cash EBITDA 3 $14.5 – 15.0 MM Net Income $20.6-21.0 MM 1 $Cash balance as of 8/1/2021 2 $0.82 MM restricted cash (Source: Company 2nd Qrt. 10Q) 3 See reconciliation (page 35) NASDAQ: BBQ Royalty & License Rev $13-14 MM Long Term Bank Debt $9.3 MM 85 Company-owned locations 214 Franchised restaurants in 36 states >71% Franchised NASDAQ: BBQ ~10.4 MM Shares Outstanding Corporate: Famous Dave’s 31, Granite City’s 18, Clark Crew 1, Real Urban BBQ 2, Village Inn 21, Bakers Square 12

CONFIDENTIAL AND PROPRIETARY INFORMATION WHO WE ARE Famous Dave understands what it’s like when the odds are against you. A Native American kid at the bottom half of his high school class, he didn’t have a whole lot of opportunities, but he had dreams and perseverance. His goal: create the best food America ever tasted. BBQ was a passion he caught from his dad, a Southerner working in construction. They always knew where to find the best ribs: the street-corner vendors with their 55 gallon smokers, cooking it up in the tradition of the deep South. After years of learning all he could about BBQ, he opened the first Famous Dave’s in Hayward, WI in 1994, quickly gaining great popularity. In 2020 the company began acquiring other brands in the pursuit of a diversified portfolio to display its passion for hospitality. Our focus is on evolving and elevating the guest experience, maximizing the capacity of each restaurant, and growing both organically and acquisitively. This 50 year obsession is with one purpose: To delight Guests with the most enjoyable and authentic experience possible. With an entrepreneurial management team and vision in place, yes in the answer, what’s the question?

CONFIDENTIAL AND PROPRIETARY INFORMATION OUR PORTFOLIO FAMOUS DAVE’S VILLAGE INN GRANITE CITY BAKERS SQUARE REAL URBAN BBQ CLARK CREW BBQ Total Corporate Locations 31 21 18 12 2 1 85 Franchise Locations 100 114 0 0 0 0 214 Total Locations 131 135 18 12 2 1 299 Growth Plan New line serve and drive thru locations New trendy breakfast prototype Dual concept with new breakfast brand Sell pies in retail, kiosk and other restaurants New line serve locations and CPG’s New full serve locations and CPG’s

CONFIDENTIAL AND PROPRIETARY INFORMATION CORPORATE RESTAURANT REVENUE 37% $81,200,000 9% $18,800,000 17% $37,600,000 2% $4,000,000 3% $7,500,000 31% $68,000,000 12 Months

CONFIDENTIAL AND PROPRIETARY INFORMATION GROWTH DRIVERS • Unified POS Roll-out • Back of house (BOH) equipment technology non-prime cost reductions • Menu reductions • Continued evolution & enhancement of off- premise experience • Continue to acquire immediately accretive brands which have withstood the test of time • Buy-in franchise units at accretive valuations • Lease or purchase prime second gen restaurant real estate • Line Service Prototype • Line Service w/ Drive Thru • Delivery service provider (DSP) Guest Conversion to Native • Pipeline of new franchisees • Ghost Kitchens • Dual Concepts Operational Improvement Organic Opportunities M&A

CONFIDENTIAL AND PROPRIETARY INFORMATION FAMOUS DAVE’S

CONFIDENTIAL AND PROPRIETARY INFORMATION FAMOUS DAVE’S OVERVIEW • 31 Corporate Stores in U.S. generating $81.0-$83.0 MM in revenue in 2021 • 100 franchise stores in U.S., Canada and UAE generating ~$220 MM in revenue • Average Corporate Unit Volume (AUV): $2.7-$2.8 MM • Strong & Consistent Metrics - Food Costs 30% - Labor Costs: 31% - Occupancy: 7% • Famous Dave Ghost Kitchens - 8 in Granite City’s - 17 in 3rd Party - 10 Additional Units expected in 2021 (10 Franchise) • Dual Concept - Famous Dave’s & Texas T-Bone Colorado Springs, CO - Famous Dave’s & Cowboy Jacks – Woodbury, MN

CONFIDENTIAL AND PROPRIETARY INFORMATION ORGANIC GROWTH Ghost/Virtual/Dual Concepts/New Franchisees Newly signed 25 Ghost Kitchen Units Robust Franchisee Pipeline Activity • Increased activity due to take out success over the past 12 months • Franchisee to build a new line service concept in Coon Rapids, MN • Franchisee working with BBQ to open a drive thru concept in Salt Lake City, UT • Franchisee building a line serve in Las Vegas, NV Dual Concepts • Third party opened a Texas T-Bone Steakhouse / Famous Dave’s in Colorado Springs, CO • Famous Dave’s and Cowboy Jack’s in Woodbury, MN • Multiple Dual Concept Famous Dave’s / Johnny Carinos

CONFIDENTIAL AND PROPRIETARY INFORMATION GROWTH: LINE SERVICE MODEL First location opened in Las Vegas August 5th Second location opening in Coon Rapids MN. Mid October

CONFIDENTIAL AND PROPRIETARY INFORMATION GROWTH: DRIVE THRU PROTOTYPE

CONFIDENTIAL AND PROPRIETARY INFORMATION GROWTH: DUAL CONCEPTS Other (ie: Pizzeria or Saloon) Dual/Virtual Concept with a known pizza brand that has simplistic operations with low up front capital investment. $800k revenue with 25% Flow through. Potential for $200k additional EBITDA per location. Texas T-Bone The Company is using its learnings from dual branding with Texas T-Bone in Colorado Springs, CO. Expectation is to add $1-1.3m additional revenue with 25% flow through when a Famous Dave’s is teamed up with another brand. Potential for $250-325k additional EBITDA per location. Famous Dave’s 6,500 sq. ft. boxes were designed to execute at a higher AUV level than its current AUV of $2.7 MM.

CONFIDENTIAL AND PROPRIETARY INFORMATION GROWTH: EXPANDING CPG LICENSING CPG (Consumer Packaged Goods) – Passive Revenue • BBQ receives a 3% licensing fee • 2021 licensing revenue ~$1.5 million • Famous Dave’s has more SKU’s than any other restaurant in retail

CONFIDENTIAL AND PROPRIETARY INFORMATION VILLAGE INN & BAKERS SQUARE

CONFIDENTIAL AND PROPRIETARY INFORMATION AUTHENTIC FAMILY DINING BRANDS WITH LONG HISTORIES • Founded in Denver, Colorado in 1958 • Known for breakfast all day, especially pancakes • Located primarily in the Rockies, the Mid West, Arizona, and Florida • Founded in Des Moines, Iowa in 1969 • Celebrated for soups, sandwiches, and pies • Located in the Mid West Village Inn: Bakers Square:

CONFIDENTIAL AND PROPRIETARY INFORMATION 12-month Rest. Revenue(1) 12-month Rest. Revenue(1) 12-month Rest. Revenue 12-month Royalty Revenue 12-month Royalty Revenue 12-month Royalty Revenue 12-month Operating EBITDA(2) 12-month Operating EBITDA(2] 12-month Operating EBITDA(2) Locations Locations Locations % Franchised % Franchised % Franchised 12-month AUV(3) 12-month AUV(3) Average Check(3) Average Check(3) VILLAGE INN AND BAKERS SQUARE AT A GLANCE • For over 60 years, Village Inn and Bakers Square have delivered award-winning pies and family favorites in a warm and friendly environment • These venerable brands are the go-to restaurant destinations to buy whole pies during the holidays 21 Village Inn Company Stores 114 Village Inn Franchise Stores 12 Bakers Square Stores 1) Reflects company-owned store-level Net Revenue 2) Reflects restaurant store-level EBITDA and franchise royalty revenue 3) Reflects company-owned store locations 7 1 3 20 3 8 9 7 9 4 2 20 3 2 5 1 2 1 7 5 1 Total $56.4M $37.6M $18.8M $4.0M $4.0M $0.0M $8.2M $7.7M $0.5M 148 135 12 77.0% 84.0% 0.0% $1.8M $1.7M $12.06 $15.62 2 1 6 2 6 7 4 1

CONFIDENTIAL AND PROPRIETARY INFORMATION OUR VISION FOR VILLAGE INN AND BAKERS SQUARE GROWTH • Bakers Square – The best pie in America can be sold in many retail locations including grocery, kiosks, and our other restaurants (Famous Dave’s, Granite City, Real Urban BBQ). • Village Inn - Rejuvenate the brand with a new VI Café prototype and launch a new growth initiative.

CONFIDENTIAL AND PROPRIETARY INFORMATION HOW VILLAGE INN & BAKERS SQUARE DELIVER Homemade Home-style breakfast is key Primarily pie, but the whole menu generally conveys home-style food Variety and Customization Breakfast items are the strongest menu segment Across all day parts Quality Great breakfast and highest quality pie Unique pies are high quality offerings Fresh Breakfast is largely made from scratch Large variety of fresh baked pies Value Village Inn Breakfast represents greatest value for number of options and price Affordable items Key Business Driver Strong Secondary Value Proposition

CONFIDENTIAL AND PROPRIETARY INFORMATION 40% 9% 9% 8% 5% 16% 14% 3.4% 8.6% 6.0% 19.8% 62.1% <5 Years 5-10 Years 10-15 Years 15-20 Years 20+ Years Significant Franchisee Tenure with the Brand Percentage of Units Owned by Franchisees FRANCHISE SYSTEM & PERFORMANCE Largest franchisee represents 29% of system sales, no other franchisee represents more than 10% of system sales > 80% with brand more than 15 years Franchisee 1(1) Franchisee 3 Franchisee 4 Franchisee 5 Franchisees 6-10 Others Franchisee 2 1) Third generation franchisee

CONFIDENTIAL AND PROPRIETARY INFORMATION GRANITE CITY FOOD & BREWERY

CONFIDENTIAL AND PROPRIETARY INFORMATION GRANITE CITY OVERVIEW • Founded in 1999 • 18 Corporate Stores in U.S. generating $65-$67 MM in revenue in 2021 • Average Unit Volume (AUV): $3.8-$3.9 MM • 2019 Corporate Store Sales of $75 MM • 25% Liquor Mix • 10% of Revenue in Sunday Brunch Pre-Pandemic • Strong & Consistent Metrics: - Food Costs 27% - Labor Costs: 37% - Occupancy: 12%

CONFIDENTIAL AND PROPRIETARY INFORMATION GRANITE CITY GROWTH OPPORTUNITIES • Re-establish same store sales growth • New Loyalty / Mobile App Program • Beer Subscription Program • Ghost Kitchens • Dual Concepts • Off-Premise Revenue growth • Brewery 3rd Party Revenue opportunities

CONFIDENTIAL AND PROPRIETARY INFORMATION ADDING FAMOUS DAVE’S GHOST KITCHENS Ghost Kitchen Concept • Began adding Famous Dave’s in Granite City restaurant in 2020: - Ghost kitchens are generating an average of $7,000/store per week at corporate locations through this initiative - Currently have Ghost kitchens in 8 Granite City’s - Menu is being offered through DSP providers and also a native in store Pick-Up experience - Where volume warrants, investing in separate To-Go areas to streamline operations and improve guest experience - Most productive locations will evolve into a dual concept Weekly Ghost Kitchen Sales

CONFIDENTIAL AND PROPRIETARY INFORMATION GRANITE CITY: DUAL CONCEPTS Similar to Famous Dave’s, the GC kitchens were designed for ~$6 MM annual volume. Pre-covid AUV was $3.9 MM We believe a high-end breakfast concept featuring gourmet/innovative omelet's, French toast and pancakes plus alcohol would work well within our restaurants by adding a breakfast daypart. Operating Hours: • Breakfast Concept: 6 am – 2 pm • Granite City: 2 pm – 11 pm • 10 Potential Locations Dual Concept that has an operating structure with low up front capital investment. $1.5MM revenue with 25% Flow through. Potential for $375k additional EBITDA per location.

CONFIDENTIAL AND PROPRIETARY INFORMATION CLARK CREW BBQ

CONFIDENTIAL AND PROPRIETARY INFORMATION CLARK CREW BBQ OVERVIEW • Over 600 top 10 awards including Jack Daniels Grand Champion & National Team of the Year • Partnered with BBQ Holdings to open first location in December 2019 • $7.0-$7.5 MM in revenue in 2021 • BBQ Holdings owns a controlling interest in restaurant, 49% of CPG’s and rights to franchise

CONFIDENTIAL AND PROPRIETARY INFORMATION CLARK CREW BBQ ORGANIC GROWTH CPG Business • Currently sauces and rubs are in ~60 stores. New Locations • Hub & Spoke Model • 4k sq. ft. Catering • High-end events • Wide open opportunity in OKC

CONFIDENTIAL AND PROPRIETARY INFORMATION REAL URBAN BBQ

CONFIDENTIAL AND PROPRIETARY INFORMATION REAL URBAN BBQ OVERVIEW • Founded in 2009 by Jeff Shapiro who is current Director of Culinary & Development for BBQ • Acquired concept for Line Service Prototype • $2.0-$2.5 MM in revenue in 2021 • 1.5 minute ticket times • $350K CPG Revenue in 2020

CONFIDENTIAL AND PROPRIETARY INFORMATION REAL URBAN BBQ ORGANIC GROWTH CPG Business • Opportunities to increase offerings Additional Corporate or Franchise Line Service Units • Proven efficiencies - 1-2 min Ticket Times - Reduced Total Labor Costs - Efficient and effective guest experience - Simplified Menu and Offerings

CONFIDENTIAL AND PROPRIETARY INFORMATION TARGET M&A

CONFIDENTIAL AND PROPRIETARY INFORMATION VISION TO BUILD A DIVERSE PORTFOLIO OF ESTABLISHED FOOD AND BEVERAGE CONCEPTS What we look for: • Legacy brands that have stood the test of time • Franchise systems with growth potential • Potential for CPG sold in retail • Utilize expertise in digital marketing to attract new customers • Accretive acquisitions (~3x EBITDA) that fold into our current infrastructure Recent M&A: • Granite City purchased in 2020 at 1.3x 2019 EBITDA ($7MM of synergies realized) • Real Urban purchased in 2020 at <1x realized 2020 EBITDA • Village Inn and Bakers Square July 2021 at a proforma of ~3X EBITDA We are currently analyzing additional opportunities.

CONFIDENTIAL AND PROPRIETARY INFORMATION INVESTMENT SUMMARY Currently >67% franchised Delivering profitable growth through operational improvement, opportunistic acquisitions, and plan to expand corporate owned and/or franchisee unit count Fully aligned, seasoned management team dedicated to creating shareholder value. Leverage structural synergies with existing infrastructure to add new concepts driving EBITDA. Always searching for new and economical ways for our customers to experience our food on demand. Intuitive and industry leading Digital Marketing Team. Huge growth potential with laser focus on growing high margin recurring royalty stream with newly developed Famous Dave’s small box with best-in- class unit-level economics. Very high flow through dual concepts. Robust M&A pipeline.

CONFIDENTIAL AND PROPRIETARY INFORMATION ADJUSTED EBITDA RECONCILIATION BBQ Holdings, Inc. and Subsidiaries Non-GAAP Reconciliation Cash EBITDA Guidance Range Restaurant Revenue $183,000,000 $188,000,000 FY 21 FY 21 (dollars in thousands) Net income $20,592 $20,971 Asset impairment and estimated lease termination charges and other closing costs $35 $35 Depreciation and amortization $5,591 $5,684 Interest expense, net $200 $204 Net (gain) loss on disposal of equipment $124 $127 Stock-based compensation $1,096 $1,117 Acquisition costs $169 $172 Pre-opening costs $110 $113 Severance $5 $5 Gain on bargain price $0 $0 Gain Upon Debt Extinguishment ($14,109) ($14,109) Provision for income taxes $441 $450 Non Cash Rent $240 $245 Cash EBITDA $14,494 $15,013 Cash EBITDA Guidance Range

CONFIDENTIAL AND PROPRIETARY INFORMATION 12701 Whitewater Drive • Suite 100 • Minnetonka, MN 55343 Phone: 952-294-1300 • Website: bbq-holdings.com • E-mail: InvestorRelations@BBQ-Holdings.com